SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934

DATE OF REPORT (Date of Earliest Event Reported): June 6, 2006 (June 6, 2006)

FRANKLIN FINANCIAL SERVICES CORPORATION

(Exact name of registrant as specified in its charter)

PENNSYLVANIA

(State or other jurisdiction of incorporation)

000-12126	23-144083
(Commission file number)	(IRS employer ID)

20 South Main Street, Chambersburg, Pennsylvania	17201
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code — (717) 264-6116

N/A

(Former name, address and fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.         Other Items.

On June 6, 2006, Franklin Financial Services Corporation (“Franklin”) (OTCBB: FRAF) issued a press release announcing the receipt of all regulatory approvals necessary to consummate the merger of Fulton Bancshares Corporation with and into Franklin.

A copy of the press release is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by this reference.

Item 9.01.         Financial Statements and Exhibits.

(d)  Exhibits

99.1       Press Release issued June 6, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Franklin Financial Services Corporation

Date:June 6, 2006	/s/ William E. Snell, Jr.
William E. Snell, Jr., President and
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release issued June 6, 2006.